Ninth Amendment
to
First Restated Credit Agreement

This NINTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT (this “Ninth Amendment”), dated as of July 10, 2012, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation (“Borrower”), American Hallmark Insurance Company of Texas, a Texas insurance corporation (“AHIC”), HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company), an Arizona insurance corporation (“HIC”), each other Obligor, and FROST BANK (formerly known as The Frost National Bank), a Texas state bank (“Lender”).

RECITALS:

Borrower, AHIC, HIC, and Lender have previously entered into the First Restated Credit Agreement dated as of January 27, 2006 (such agreement, together with all amendments and restatements, the “Credit Agreement”).

Borrower has requested an extension of the Termination Date and other amendments to the Credit Agreement.

Lender has agreed to amend the Credit Agreement, subject to the terms of this Ninth Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1           Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1           Amendments to Credit Agreement Section 1.1.

(a)          The definition of “Revolving Facility L/C Expiration Date” is amended by deleting “May 27, 2012” and substituting “September 30, 2012” in lieu thereof.

(b)          The definition of “Termination Date” is deleted in its entirety and the following is substituted in lieu thereof:

“Termination Date” means September 30, 2012.

1

ARTICLE III

Waiver

3.1           TGA Security Agreement. TGA executed the Security Agreement dated January 30, 2006 (“TGA Security Agreement”), in favor of Lender. TGA changed its name to TGA Insurance Managers, Inc. on November 12, 2007.

3.2           TGA Security Agreement Section 5(f). TGA Security Agreement Section 5(f) provides that TGA will not change its name unless TGA delivers to Lender written notice of such change at least thirty days prior to the effective date of such change. TGA Insurance Managers, Inc. changed its name to Hallmark Specialty Underwriters, Inc. on March 12, 2012, and TGA did not deliver notice of such change to Lender at least thirty days prior to the date of such change.

3.3           Credit Agreement Section 9.1(d). Credit Agreement Section 9.1(d) provides that an Event of Default shall exist if TGA shall fail to comply with any covenant of any Loan Document and such failure shall not be remedied within ten days. TGA’s failure to comply with TGA Security Agreement Section 5(f) is an Event of Default.

3.4           Existing Event of Default. The Event of Default described in Section 3.3 is the “Existing Default.”

3.5           Waiver. Subject to satisfaction of the conditions precedent to effectiveness of this Ninth Amendment, Lender waives the Existing Default.

3.6           Limited Waiver. The waiver provided in Section 3.5 does not constitute a waiver of any requirement of any Loan Document, except as specifically waived hereby, or of any Default or Event of Default, now or hereafter existing, except the Existing Default.

ARTICLE IV

Conditions Precedent

4.1           Conditions. The effectiveness of this Ninth Amendment is subject to the satisfaction of the following conditions precedent:

(a)          Documents. Lender shall have received the following in number of counterparts and copies as Lender may request:

(i)          Ninth Amendment. This Ninth Amendment executed by Borrower, each other Obligor and Lender.

(ii)         Seventh Restated Revolving Note. The duly executed Seventh Restated Revolving Note, in the form of attached Exhibit A, payable to the order of Lender and in an amount equal to the Revolving Commitment.

(iii)        Obligor Proceedings. Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Ninth Amendment and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender; and Lender shall have received copies of all documents or other evidence which Lender may reasonably request in connection with such transactions.

2

(iv)        Expenses. Reimbursement for reasonable Attorney Costs incurred through the date hereof.

(v)         Other Documents. In form and substance satisfactory to Lender, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b)          No Default. No Default or Event of Default shall exist after giving effect to this Ninth Amendment.

(c)          Representations and Warranties.

(i)          All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Ninth Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii)         All of the representations and warranties contained in Article VI shall be true and correct on and as of the date hereof and subject to any waiver previously delivered by Lender to Borrower.

ARTICLE V

Ratification

5.1           Ratification. (a) The terms and provisions set forth in this Ninth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Ninth Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

(b)          Notwithstanding anything herein, in the Credit Agreement or in any other Loan Document to the contrary, any principal of the Revolving Loans that became due and payable prior to the effectiveness of this Ninth Amendment shall be deemed not due and payable, except as and until such principal may be or become due and payable after giving effect to this Ninth Amendment.

ARTICLE VI

Representations and Warranties

6.1           Representations and Warranties of all Obligors. Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Ninth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists either before (other than the Existing Default) or shall exist after giving effect to this Ninth Amendment, and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

3

ARTICLE VII

Miscellaneous

7.1           Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

7.2           Severability. The provisions of this Ninth Amendment are intended to be severable. If for any reason any provision of this Ninth Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

7.3           Counterparts. This Ninth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Ninth Amendment by signing any such counterpart.

7.4           GOVERNING LAW. THIS NINTH AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE. BORROWER, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS NINTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

7.5           ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

4

Executed as of the date first written above.

BORROWER:	HALLMARK FINANCIAL SERVICES, INC.

By:
Jeffrey R. Passmore
Chief Accounting Officer

L/C RICs:	AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company)

By:
Jeffrey R. Passmore
Chief Financial Officer

Ninth Amendment to First Restated Credit Agreement - Signature Page

OTHER OBLIGORS:

ACO HOLDINGS, INC.
ALLRISK INSURANCE AGENCY, INC.
AMERICAN HALLMARK AGENCIES, INC.
AMERICAN HALLMARK GENERAL AGENCY, INC.
EFFECTIVE CLAIMS MANAGEMENT, INC.
HALLMARK CLAIMS SERVICE, INC.
HALLMARK FINANCE CORPORATION
AMERICAN HALLMARK INSURANCE SERVICES, INC. (formerly known as Hallmark General Agency, Inc.)

HALLMARK UNDERWRITERS, INC.

By:
Jeffrey R. Passmore
Chief Financial Officer and Treasurer

AEROSPACE CLAIMS MANAGEMENT GROUP, INC.
AEROSPACE HOLDINGS, LLC

AEROSPACE SPECIAL RISK, INC.

HALLMARK SPECIALTY UNDERWRITERS, INC. (formerly known as
TGA Insurance Managers, Inc., and as Texas General Agency, Inc.)

TGA SPECIAL RISK, INC.

By:
Jeffrey R. Passmore
Vice President

AEROSPACE FLIGHT, INC.

By:
Cecil R. Wise
Secretary

AEROSPACE INSURANCE MANAGERS, INC.

By:
Jeffrey R. Passmore
Senior Vice President

Ninth Amendment to First Restated Credit Agreement - Signature Page

PAN AMERICAN ACCEPTANCE
CORPORATION

By:
Jeffrey R. Passmore
Chief Financial Officer

Ninth Amendment to First Restated Credit Agreement - Signature Page

LENDER:	FROST BANK
(formerly known as The Frost National Bank)

By:
Print Name:
Print Title:

Ninth Amendment to First Restated Credit Agreement - Signature Page

Exhibit A

Revolving Note